Causeway Concentrated Equity Fund

Institutional Class (CIOIX)

Investor Class (CIOVX)

SUPPLEMENT DATED JUNE 30, 2022

TO THE SUMMARY PROSPECTUS

DATED JANUARY 27, 2022

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS. CAPITALIZED TERMS NOT DEFINED HEREIN ARE AS DEFINED IN THE SUMMARY PROSPECTUS.

Effective as of July 1, 2022, the Investment Adviser has agreed to revise its expense limit agreement with the Concentrated Equity Fund as indicated in the revised table and example below. The Concentrated Equity Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement for each class of shares is expected to remain the same.

As of the effective date above, the table in the Concentrated Equity Fund’s Summary Prospectus under “Fees and Expenses — Annual Fund Operating Expenses” and the information under the “Example” are superseded and replaced in their entirety with the below.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Transaction Fees

(fees paid directly from your investment)

None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	0.80%		0.80%
Other Expenses	2.67%		2.67%
Shareholder Service Fees	Non	e	0.25%
Total Annual Fund Operating Expenses(1)	3.47%		3.72%
Expense Reimbursement(2)	2.62%		2.62%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%		1.10%
(1)

The Total Annual Fund Operating Expenses disclosed above differ from the ratios in the financial highlights section of this Prospectus because the financial highlights do not reflect the fact that the Fund did not incur the maximum annual shareholder service fee during the most recent fiscal year.

(2)

Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses and extraordinary expenses) from exceeding 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2024 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

CAUSEWAY FUNDS	1

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2024 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$821	$1,577	$3,572
Investor Class	$112	$895	$1,698	$3,798

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-070-0100

2	CAUSEWAY FUNDS